UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                     Date of Report
                     (Date of earliest
                     event reported):     December 30, 1998



                           Northland Cranberries, Inc.
             (Exact name of registrant as specified in its charter)



          Wisconsin                  0-16130                 39-1583759
        --------------            ---------------           --------------
       (State or other           (Commission File           (IRS Employer
       jurisdiction of                Number)            Identification No.)
       incorporation)

                      800 First Avenue South P.O. Box 8020
                     Wisconsin Rapids, Wisconsin 54495-8020
                  ---------------------------------------------

           (Address of principal executive offices including zip code)
                                 (715) 424-4444
                            ------------------------
                         (Registrant's telephone number)

         The undersigned registrant hereby amends Item 7 of its Current Report on Form 8-K dated December 30, 1998 to provide in its entirety as follows:

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements of Business Acquired

         The following financial statement information of the juice division of Seneca Foods Corporation is provided herein:

                  Audited Statement of Net Assets to be Sold at March 31, 1998

                  Audited Statement of Revenue and Direct Operating Expenses for the Year Ended March 31, 1998

                  Notes to Financial Statements

                  Unaudited Statement of Net Assets to be Sold at September 26, 1998

                  Unaudited Statements of Revenue and Direct Operating Expenses for the Six Month Periods Ended September 26, 1998 and September 27, 1997

                  Note to Unaudited Financial Statements

(b)      Pro Forma Financial Information.

                  The following pro forma financial statement information of the registrant and Seneca is provided herein:

                  Unaudited Consolidated Pro Forma Condensed Balance Sheet at November 30, 1998

                  Unaudited   Consolidated  Pro  Forma  Condensed  Statement  of
                  Operations for the Year Ended August 31, 1998

                  Unaudited   Consolidated  Pro  Forma  Condensed  Statement  of
                  Operations for the Three Months Ended November 30, 1998

                  Notes to Unaudited Consolidated Pro Forma Condensed Financial Statements

INDEPENDENT AUDITORS' REPORT

Seneca Foods Corporation

We have audited the accompanying statement of net assets to be sold of the Seneca Foods Juice Division (the "Company"), a division of Seneca Foods Corporation ("Seneca"), as of March 31, 1998 and the related statement of revenue and direct operating expenses for the year ended March 31, 1998. These financial statements are the responsibility of management of the Company and Seneca. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the net assets to be sold of the Seneca Foods Juice Division as of March 31, 1998 and the results of its revenues and direct operating expenses for the year ended March 31, 1998 in conformity with generally accepted accounting principles.

As discussed in Note 1 to the financial statements, the Company is a division of Seneca. Certain expenses included in the financial statements represent allocations of amounts applicable to the Company. As a result, the accompanying financial statements may not necessarily be indicative of conditions that would have existed or the results of operations that would have occurred had the Company been operated as an unaffiliated entity.

DELOITTE & TOUCHE LLP
Rochester, New York
December 23, 1998

SENECA FOODS JUICE DIVISION
(A Division of Seneca Foods Corporation)

STATEMENT OF NET ASSETS TO BE SOLD
MARCH 31, 1998

ASSETS

CURRENT ASSETS:
  Inventories:
     Finished products                                              $ 7,830,000
     In process                                                      14,199,143
     Raw materials                                                    2,516,336
                                                                   ------------

      Total current assets                                           24,545,479
                                                                   ------------

PROPERTY, PLANT AND EQUIPMENT:
  Land                                                                  667,378
  Buildings                                                           5,243,288
  Machinery and equipment                                            24,694,267
                                                                   ------------
                                                                     30,604,933

  Less accumulated depreciation and amortization                     19,450,201
                                                                   ------------
      Net property, plant and equipment                              11,154,732
                                                                   ------------
Total assets                                                         35,700,211
                                                                   ------------

LIABILITIES

CURRENT LIABILITIES:
  Accounts payable                                                   10,068,676
  Accrued liabilities                                                 1,069,497
  Current portion of long-term debt                                      23,000
                                                                   ------------

      Total current liabilities                                      11,161,173
                                                                   ------------

LONG-TERM DEBT                                                          294,000
                                                                   ------------

      Total liabilities                                              11,455,173
                                                                   ------------

NET ASSETS TO BE SOLD                                               $24,245,038
                                                                   ============
See notes to financial statements.

SENECA FOODS JUICE DIVISION
(A Division of Seneca Foods Corporation)

STATEMENT OF REVENUE AND DIRECT OPERATING EXPENSES
YEAR ENDED MARCH 31, 1998

REVENUE                                                            $106,334,000
                                                                   ------------
DIRECT OPERATING EXPENSES:
   Cost of product sold                                              94,361,000
   Selling, general and administrative expense                       10,849,000
                                                                   ------------

                                                                    105,210,000
                                                                   ------------

REVENUE OVER DIRECT OPERATING EXPENSES                             $  1,124,000
                                                                   ============

See notes to financial statements.

SENECA FOODS JUICE DIVISION
(A Division of Seneca Foods Corporation)

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED MARCH 31, 1998

1.  ORGANIZATION, OPERATIONS AND BASIS OF PRESENTATION

The Seneca Foods Juice Division (the "Company"), a division of Seneca Foods Corporation ("Seneca"), produces fruit and juice products from five manufacturing facilities located in Mountain Home, North Carolina, Dundee, New York, Jackson, Wisconsin, Eau Claire, Michigan and Prosser, Washington. In addition to its branded products, the Company has a private label, co-pack, and industrial business. The fruit business and the industrial juice business of the Company is not being sold as a part of this transaction.

The Company does not maintain stand-alone corporate treasury, legal, tax and other similar corporate support functions. In addition, Seneca's systems and procedures do not provide sufficient information to develop a reasonable cost allocation for corporate general and administrative expense, income taxes, corporate debt and interest expense. Accordingly, distinct and separate accounts necessary to present the Company's individual balance sheet and income statement as of and for the year ended March 31, 1998 have not been maintained.

With respect to cash flows, purchases of inventory, payroll, capital and other expenditures are funded through the Company's intercompany account with Seneca. Remittances from sales to customers are collected by the Company and are accounted for through the intercompany account. Accordingly, the Company has no cash flows on a stand alone basis.

Financial Statement Presentation - Based upon the above, the following financial information is presented:

o Statement of Net Assets to be Sold. This statement includes only the net assets of the Company being sold to Northland Cranberries, Inc.

o Statement of Revenue and Direct Operating Expenses of the Company related to the net assets to be sold to Northland Cranberries, Inc. Direct operating expenses include all costs necessary for the production, marketing and distribution of the products. These include selling costs and direct overhead other than costs of general corporate activities.

A Statement of Cash Flows is not presented for the Company as all cash flow activity is handled by Seneca.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Fiscal year - The Company's fiscal year ends on March 31, 1998.

Inventories - Inventories are stated at the lower of cost (first-in, first-out) or market.

Property, plant and equipment is recorded at cost. Depreciation is provided using the straight line method over the estimated useful lives of the assets. The carrying amount of long-lived assets is evaluated annually to determine if adjustment to the depreciation period or to the unamortized balance is warranted. Ranges of estimated useful lives for computing depreciation are as follows:

            Buildings                                 15-40 years
            Machinery and equipment                    4-12 years

Purchases of property, plant and equipment and depreciation expense for the year ended March 31, 1998 were $4,238,635 and $1,228,311, respectively.

The Company regularly assesses all of its long-lived assets for impairment and recognizes a loss when the carrying value of an asset exceeds its fair value. The Company determined that no impairment loss need be recognized for applicable assets in 1998.

Revenue Recognition - Sales are recorded at the date of shipment.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  LONG-TERM DEBT

Long-term debt at March 31, 1998 represents a non-interest bearing, seller-financed mortgage with a ten year term (due January 1, 2007). The Company imputed an interest rate of 10 percent which approximates Seneca's borrowing rate. The mortgage is secured by land.

The aggregate maturities of long-term debt, under the original terms of the Company's agreement, for the year ending March 31 are as follows:

            1999                                     $ 23,000
            2000                                       26,239
            2001                                       28,223
            2002                                       31,046
            2003                                       34,150
            Thereafter                                174,342
                                                    ---------
            Total                                     317,000
            Less current portion                       23,000
                                                    ---------

            Long-term debt                           $294,000
                                                    =========

4.  LEASE COMMITMENTS

The Company has short-term noncancelable leases for the use of certain buildings, equipment and land. The leases are for varying periods not longer than one year and are renewable, monthly, quarterly and annually. The rental expense under such agreements totaled approximately $417,735 for the year ended March 31, 1998.

5.  EMPLOYEE BENEFIT PLANS

Employees of the Company participate in Seneca's benefit plan which is a defined contribution plan. Expenses for the benefit plan has been allocated to the Company by Seneca as disclosed in Note 6.

Upon the sale of the Company to Northland Cranberries, Inc. in December 1998 (see Note 7), certain employees of the Company were terminated from the benefit plan. Additionally, certain employees of the Company became eligible to participate in the Northland Cranberries, Inc. benefit plans.

6.  CORPORATE ALLOCATIONS AND RELATED PARTY INFORMATION

The Company does not maintain stand-alone corporate treasury, legal, tax and other similar corporate support functions. The Company records certain expenses allocated from Seneca related primarily to employee benefits, interest expense, and property insurance. For purposes of preparing the financial information for the Company, these expenses were allocated based upon a variety of factors which include the number of employees of the Company and the identification of costs specifically attributable to the Company. Management believes that these allocations are based on assumptions that are reasonable under the circumstances; however, the statements of net assets to be acquired and revenue and direct operating expenses of the Company may not be indicative of the conditions that would have existed or results of operations that would have occurred had the Company been operated as an unaffiliated entity.

The following represents a summary of the costs allocated to the Company by Seneca which were included in the statement of revenue and direct operating expenses for the year ended March 31, 1998:

            Employee benefits                            $748,045
            Property insurance                           $121,943

All of the assets of the Company served as collateral for portions of the Seneca's debt at March 31, 1998.

7.  SALE OF SENECA FOODS JUICE DIVISION

On December 2, 1998, Seneca entered into an Asset Purchase Agreement to sell a significant portion of its Juice Division to Northland Cranberries, Inc. The purchase includes manufacturing facilities, machinery and equipment, inventories, prepaid expenses and the assumption of operating liabilities and agreements in effect related to the acquired assets, such as leases, supply agreements and labor agreements.

SENECA FOODS JUICE DIVISION
(A Division of Seneca Foods Corporation)

STATEMENT OF NET ASSETS TO BE SOLD
SEPTEMBER 26, 1998 (In thousands)

ASSETS

CURRENT ASSETS:
  Inventories
     Finished products                                        $           7,001
     In process                                                          12,424
     Raw materials                                                        3,650
                                                              -----------------

      Total current assets                                               23,075
                                                              -----------------

PROPERTY, PLANT AND EQUIPMENT:
  Land                                                                      667
  Buildings                                                               5,243
  Machinery and equipment                                                24,691
                                                              -----------------
                                                                         30,551

  Less accumulated depreciation and amortization                         20,118
                                                              -----------------
      Net property, plant and equipment                                  10,433

Total assets                                                  $          33,508
                                                              -----------------

LIABILITIES

CURRENT LIABILITIES:
  Accounts payable                                            $           7,420
  Accrued liabilities                                                     1,185
  Current portion of long-term debt                                          23
                                                              -----------------

      Total current liabilities                                           8,628

LONG-TERM DEBT                                                              294
                                                              -----------------

      Total liabilities                                                   8,922
                                                              -----------------

NET ASSETS TO BE SOLD                                         $          24,586
                                                              =================

See note to unaudited financial statements.

SENECA FOODS JUICE DIVISION
(A Division of Seneca Foods Corporation)

STATEMENT OF REVENUE AND DIRECT OPERATING EXPENSES
FOR THE SIX MONTH PERIODS ENDED SEPTEMBER 26, 1998 AND
SEPTEMBER 27, 1997 (In thousands)
--------------------------------------------------------------------------------

                                                 Sept. 26, 1998  Sept. 27, 1997
                                                 --------------  --------------
REVENUE                                           $     53,720   $     50,032

DIRECT OPERATING EXPENSES
   Cost of product sold                                 49,612         42,325
   Selling, general and administrative expense           3,934          4,539
                                                  ------------   ------------
                                                        53,546         46,864
                                                  ------------   ------------

REVENUE OVER DIRECT OPERATING EXPENSES            $        174   $      3,168
                                                  ============   ============

See note to unaudited financial statements.

SENECA FOODS JUICE DIVISION
(A Division of Seneca Foods Corporation)

NOTE TO UNAUDITED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements included herein have been prepared by the registrant without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. In the opinion of the registrant, the foregoing statement of net assets to be sold of the Seneca Foods Juice Division, a division of Seneca Foods Corporation, as of September 26, 1998 and the related statements of revenue and direct operating expenses for the six month periods ended September 26, 1998 and September 27, 1997 present fairly the net assets to be sold of the Seneca Foods Juice Division as of September 26, 1998 and the results of it revenues and direct operating expenses for the six month periods ended September 26, 1998 and September 27, 1997.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to such rules and regulations, although the registrant believes that the disclosures are adequate to make the information presented not misleading.

UNAUDITED CONSOLIDATED PRO FORMA CONDENSED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The following unaudited consolidated pro forma condensed balance sheet combines the consolidated condensed balance sheet of the registrant as of November 30, 1998 and the statement of net assets to be sold of the Seneca Foods Juice Division as of September 26, 1998. The following unaudited consolidated pro forma condensed statements of operations combine the consolidated condensed statements of operations of the registrant for the year ended August 31, 1998 and for the three months ended November 30, 1998, with the statements of revenue and direct operating expenses of the Seneca Foods Juice Division for the twelve month period ended June 30, 1998 and the three month period ended September 26, 1998, as if the transaction had occurred beginning September 1, 1997. The pro forma information is based on the historical financial statements of the registrant and Seneca, giving effect to the transaction under the purchase method of accounting, and assumptions and adjustments in the accompanying notes of the pro forma consolidated condensed financial statements.

The unaudited pro forma consolidated condensed balance sheet and the pro forma consolidated condensed statements of operations have been prepared by management of the registrant based upon the financial statements of the registrant and Seneca for the periods indicated, including an estimated preliminary allocation of the purchase price. The registrant is in the process of determining the fair value of the assets acquired at the date of acquisition. The allocations of the purchase price assigned to the assets acquired and liabilities is based upon preliminary estimates an will be revised (possibly materially) when the final fair value allocations are determined, as will the related income tax effects of the pro forma adjustments.

The pro forma net income per common share, the pro forma consolidated condensed operations statements and the pro forma consolidated condensed balance sheet are presented for informational purposes only and are not necessarily indicative either of what the registrant's actual results would have been after giving effect to the assumptions referred to above or of the registrant's future consolidated financial position or results of operations.


NORTHLAND CRANBERRIES, INC. AND SENECA FOODS JUICE DIVISION
UNAUDITED CONSOLIDATED PRO FORMA CONDENSED BALANCE SHEET
NOVEMBER 30, 1998  (In thousands)
--------------------------------------------------------------------------------
                                                      ASSETS
                                       HISTORICAL
                               ---------------------------

                                Northland           Seneca         Pro Forma
                                Nov. 30, 1998   Sept. 30, 1998    Adjustments    Pro Forma
                               -----------------------------------------------------------

CURRENT ASSETS:
  Cash & Cash Equivelents      $     811                                         $     811
  Accounts & Notes Receivable     20,881                                            20,881
  Inventories                     70,782          $  23,075      $ (23,075)(c)      89,707
                                                                    18,925 (c)
  Other                            3,094                                             3,094
  Deferred income taxes            2,490                  -              -           2,490
                               ---------          ---------      ---------       ---------
    Total current assets          98,058             23,075         (4,150)        116,983
Property and equipment, net      152,487             10,433        (10,433)(b)     165,051
                                                                    12,564 (b)
Investments and other assets       2,448                             9,019 (d)      11,467
Goodwill                          25,128                  -                         25,128
                               ---------          ---------      ---------       ---------
Total assets                   $ 278,121          $  33,508      $   7,000       $ 318,629
                               ---------          ---------      ---------       ---------

                                     LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable             $  14,787          $   7,420                      $  22,207
  Accrued liabilities             16,384              1,185                         17,569
  Current portion of
  long-term debt                   3,892                 23                          3,915
                               ---------          ---------                      ---------
    Total current liabilities     35,063              8,628                         43,691
Long-term obligations             78,642                294      $  31,586 (e)     110,522
Deferred income taxes             10,958                  -              -          10,958
                               ---------          ---------      ---------       ---------
    Total current liabilities    124,663              8,922         31,586         165,171
Seneca divisional investment                         24,586        (24,586)(e)           -
Shareholders' equity             153,458                  -              -         153,458
                               ---------          ---------      ---------       ---------
Total liabilities and
   shareholders; equity        $ 278,121          $  33,508      $   7,000       $ 318,629
                               =========          =========      =========       =========
See notes to unaudited pro forma financial statements.


NORTHLAND CRANBERRIES, INC. AND SENECA FOODS JUICE DIVISION
UNAUDITED CONSOLIDATED PRO FORMA CONDENSED STATEMENT OF OPERATIONS FOR THE FISCAL YEAR ENDED AUGUST 31, 1998
(In thousands, except per share data)
--------------------------------------------------------------------------------
                                       HISTORICAL
                               ---------------------------
                                Northland     Seneca
                                 for the      for the
                               Fiscal year   12 months
                                  Ended        ended
                                Aug. 31,      June 30,    Pro Forma
                                  1998        1998       Adjustments   Pro Forma
                               -------------------------------------------------

Revenues                       $ 112,828    $ 106,028                  $ 218,856
Cost of sales                     62,475       97,056    $  (1,748)(f)   158,568
                                       -            -          785 (g)         -
                               ---------    ---------    ---------      --------
Gross profits                     50,353        8,972          963        60,287
Costs and expenses
  Selling, general and
   administrative expense         38,752       10,524          227 (h)    49,503
  Interest expense                 6,827            -        2,270 (i)     9,097
                               ---------    ---------    ---------      --------
Total costs and expenses          45,579       10,524        2,497        58,600
                               ---------    ---------    ---------      --------
Income before income taxes         4,774       (1,552)      (1,534)        1,686
Income taxes                       1,920            -       (1,210)(j)       710
                               ---------    ---------    ----------     --------
Net income                     $   2,854    $  (1,552)   $    (324)   $      978
                               ---------    ----------   ----------    ---------
Net income per share - Basic   $    0.19                              $     0.07
                               ----------                             ----------
Net income per share - Diluted $    0.19                              $     0.06
                               ==========                             ==========
See notes to unaudited pro forma financial statements.

NORTHLAND CRANBERRIES, INC. AND SENECA FOODS JUICE DIVISION
UNAUDITED CONSOLIDATED PRO FORMA CONDENSED STATEMENT OF OPERATIONS FOR THE
THREE MONTHS ENDED NOVEMBER 30, 1998
(In thousands, except per share data)
--------------------------------------------------------------------------------

                                       HISTORICAL
                               ---------------------------
                                Northland      Seneca
                                 for the       for the
                                 3 months     3 months
                                  ended         ended
                                Nov. 30,     Sept. 26,   Pro Forma
                                   1998         1998    Adjustments   Pro Forma
                               ------------------------------------------------

Revenues                       $  34,236    $  27,918                 $  62,154
Cost of sales                     20,357       25,495   $   (386)(f)     45,662
                                       -            -         196 (g)         -
                               ---------    ---------   ---------      --------
Gross profits                     13,879        2,423         190        16,492
Costs and expenses
  Selling, general and
   administrative expense         12,364        1,943          57 (h)    14,364
  Interest expense                 1,303            -         568 (i)     1,871
                               ---------    ---------   ---------      --------
Total costs and expenses          13,667        1,943         624        16,234
                               ---------    ---------   ---------     ---------
Income before income taxes           212          480        (435)          257
Income taxes                          92            -          18(j)        110
                               ---------    ---------   ----------     --------
Net income                     $     120    $     480   $    (452)    $     148
                               ---------    ---------   ----------    ---------
Net income per share - Basic   $    0.01                             $     0.01
                               ----------                            ----------
Net income per share - Diluted $    0.01                             $     0.01
                               ==========                            ==========
See notes to unaudited pro forma financial statements.

NOTES TO UNAUDITED CONSOLIDATED PRO FORMA CONDENSED
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(a) Reflects those adjustments necessary to record the acquisition of certain assets and the assumption of certain liabilities of the Seneca Food Juice Division.

(b) Reflects the removal of Seneca property and equipment and records the estimated value of property and equipment as determined by Northland.

(c) Reflects the removal of Seneca inventory and records the estimated value of inventory as determined by Northland.

(d) Reflects the estimated portion of the purchase price of the Seneca Foods Juice Division allocated to trademarks.

(e) Reflects the removal of Seneca Divisional Investment and records estimated long-term obligations to fund the acquisition.

(f) Reflects the reversal of depreciation expense recorded by Seneca.

(g) Reflects the estimated depreciation expense of Seneca assets based upon the change in valuation of property, plant and equipment. Such property, plant and equipment is being depreciated over a 16-year period.

(h) Reflects the estimated amortization of trademarks from the Seneca Foods Juice Division acquisition. Trademarks are being amortized over a 40-year period.

(i) Reflects the addition of interest expense on debt used to finance the acquisition. The interest rate used was the current rate of interest under the Company's revolving line of credit of 7.1875.

(j) Reflects the income taxes on the pro forma adjustments and Seneca pre-tax earnings.

       (c) Exhibits.

       The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  NORTHLAND CRANBERRIES, INC.



Date:  March 15, 1999             By: /s/John A. Pazurek
                                     ---------------------------
                                      John A. Pazurek
                                      Vice President - Finance, Treasurer, and
                                      Chief Financial Officer

                           NORTHLAND CRANBERRIES, INC.

                            EXHIBIT INDEX TO FORM 8-K
                         Report Dated December 30, 1998


Exhibit
   No.                              Description

(2) Asset Purchase Agreement, dated as of December 2, 1998, by and among Northland Cranberries, Inc. and Seneca Foods Corporation.* [Previously filed with this Current Report on Form 8-K]

(23)  Consent of Deloitte & Touche LLP













--------------------------

*The schedules and exhibits to this document are not being filed herewith. The registrant agrees to furnish supplementally a copy of any such schedule or exhibit to the Securities and Exchange Commission upon request.